UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

Infrared Cameras Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40916 (Commission File Number)	86-3962954 (I.R.S. Employer Identification No.)

2105 West Cardinal Drive Beaumont, Texas		77705
(Address of principal executive offices)		(Zip Code)

(866) 861-0788

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	MSAI	Nasdaq Global Market
Warrants to purchase common stock	MSAIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “ICI” and the “Company” refer to Infrared Cameras Holdings, Inc., a Delaware corporation (f/k/a SportsMap Tech Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “SMAP” refer to SportsMap Tech Acquisition Corp., a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement (as defined below) in the section titled “Selected Definitions” beginning on page 1 thereof, or the Registration Statement (as defined below) in the section titled “Selected Definitions” beginning on page ii thereof, and such definitions are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed under the sections titled “Summary of the Proxy Statement—The Business Combination” and “Proposal No. 1—The Business Combination Proposal” beginning on pages 24 and 103, respectively, of the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) by SMAP on November 13, 2023, SMAP entered into a Business Combination Agreement (the “Business Combination Agreement”), dated December 5, 2022, as amended June 27, 2023 and September 5, 2023, with ICH Merger Sub, Inc., a direct wholly-owned subsidiary of SMAP (“Merger Sub”), and Infrared Cameras Holdings, Inc., a Delaware corporation (“Legacy ICI”). Pursuant to the Business Combination Agreement, Merger Sub was merged with and into Legacy ICI, with Legacy ICI surviving the merger as a wholly-owned subsidiary of SMAP (the “Business Combination” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”). In connection with the Closing, the Company changed its name from SportsMap Tech Acquisition Corp. to Infrared Cameras Holdings, Inc. and Legacy ICI changed its name to MSAI Operating, Inc.

As previously reported on the Current Report on Form 8-K filed with the SEC on December 11, 2023, SMAP held a special meeting of stockholders on December 8, 2023 (the “Special Meeting”), at which the SMAP stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Business Combination Agreement and (b) approving the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, following the Special Meeting, on December 19, 2023, the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On December 19, 2023, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, ICI, the Sponsor, and certain other holders of ICI and SMAP capital stock entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement beginning on page 118 titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the full text of the Registration Rights Agreement, which is included as Exhibit 10.6 to this Report and is incorporated herein by reference.

Lock-Up Agreements

On December 19, 2023, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, ICI, the Sponsor, certain others of common stock of SportsMap and certain holders of Legacy ICI common stock, Participating Company Options (as defined below) and Participating Company RSU Awards (as defined below) entered into lock-up agreements (the “Lock-Up Agreements”). The material terms of the Lock-Up Agreements are described in the section of the Proxy Statement beginning on page 118 titled “Proposal No. 1—The Business Combination Proposal—Related Agreements—Lock-Up Agreements.” Such description is qualified in its entirety by the full text of the Lock-Up Agreements, the form of which is included as Exhibit 10.7 to this Report and is incorporated herein by reference.

Following the execution of the Lock-Up Agreements and after distribution by the Sponsor to its members of all SportsMap Common Stock held by the Sponsor at the Closing, a total of approximately 8,348,493 shares of the Company’s common stock were subject to the restrictions of the Lock-Up Agreements as of the Closing.

 Item 2.01 Completion of Acquisition or Disposition of Assets.

As described above, on December 8, 2023, SMAP held the Special Meeting, at which the SMAP stockholders considered and adopted, among other matters, a proposal to approve the Business Combination Agreement and the Transactions. On December 19, 2023, the parties consummated the Business Combination.

Holders of 1,493,265 shares of SportsMap common stock, par value $0.0001 per share (“SportsMap Common Stock”) sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from SMAP’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination, which was approximately $11.00 per share, or approximately $16.4 million in the aggregate.

As a result of the Business Combination, (i) each share of issued and outstanding Legacy ICI common stock, other than dissenting shares and shares held immediately prior to the Effective Time by Legacy ICI as treasury stock, converted into the right to receive 10.2776 shares of SportsMap Common Stock, based on the Exchange Ratio described in the Proxy Statement (the “Exchange Ratio”), (ii) each option to purchase shares of Legacy ICI common stock outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, other than any Out-of-the-Money Options (“Participating Company Options”) converted into an option to purchase shares of SportsMap Common Stock upon substantially the same terms and conditions (taking into account any accelerated vesting provided for in Legacy ICI’s existing equity plan or any related award agreement by reason of the Business Combination Agreement or the Business Combination) as were in effect with respect to such option prior to the Effective Time, except that such option represented the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of Legacy ICI common stock subject to such option prior to the Effective Time multiplied by the Exchange Ratio, and the exercise price per share equal to the exercise price per share of such option prior to the Effective Time multiplied by the Exchange Ratio, and (iii) each restricted stock unit award covering shares of Legacy ICI common stock outstanding immediately prior to the Effective Time, whether vested or unvested (“Participating Company RSU Awards”), converted into a restricted stock unit (“RSU”) award covering a number of shares of SportsMap Common Stock upon substantially the same terms and conditions as were in effect with respect to such award prior to the Effective Time, except that such award represented the right to receive a number of shares of SportsMap Common Stock equal to the number of shares of Legacy ICI common stock subject to such award prior to the Effective Time multiplied by the Exchange Ratio.

Immediately prior to the Closing, the Company consummated the issuance and sale of convertible promissory notes (the “Financing Notes”) and warrants (the “Financing Warrants”) to certain investors pursuant to a subscription agreement dated December 1, 2023 between the Company and those investors (the “Subscription Agreement” and such transaction, the “Financing”). A summary of the material terms of the Financing, the Subscription Agreement, the Financing Notes and the Financing Warrants is included in the Company’s Current Report on Form 8-K filed on December 1, 2023, as amended by the Company’s Current Report on Form 8-K/A filed on December 7, 2023.

After giving effect to the Transactions, the redemption of Initial Shares as described above, and the consummation of the Financing, there are currently 11,956,823 shares of the Company’s common stock issued and outstanding. Of those shares, 7,584,144 were issued to holders of Legacy ICI common stock in respect of such shares of Legacy ICI common stock, representing approximately 63.4% of the Company’s voting power at the Closing.

The Company’s common stock and warrants commenced trading on the Nasdaq Global Market (“Nasdaq”) under the symbols “MSAI” and “MSAIW,” respectively, on December 20, 2023. As previously disclosed, the Company’s Nasdaq listing application was not approved prior to the Closing. On December 20, 2023, the Company received a written notice (the ’Nasdaq Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC indicating that the Staff has determined that the Company has not complied with all of the requirements of Nasdaq Rule IM-5101-2 since it has not demonstrated compliance with the requirement to have a minimum of 1.1 million ’unrestricted publicly held shares” and a minimum of 400 ’round lot holders,” as required by the Nasdaq Listing Rule 5405(a) for initial listing on Nasdaq. The Company intends to appeal the Staff determination to a hearings panel pursuant to the procedures set forth in the Nasdaq rules by demonstrating that it satisfies all of the requirements for initial listing on Nasdaq and pursue approval of its initial listing application as promptly as possible.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as SMAP was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express ICI’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which ICI operates. Such forward-looking statements are based on information available as of the date of this Report, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of ICI may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the inability to maintain the listing of the ICI’s common stock on Nasdaq following the Business Combination;

•	our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of ICI to grow and manage growth profitably following the Business Combination;

•	changes in applicable laws or regulations;

•	the ability of ICI to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities;

•	the risk of downturns and the possibility of rapid change in the highly competitive industry in which ICI operates;

•	the risk that ICI and its current and future collaborators are unable to successfully develop and commercialize ICI’s products or services, or experience significant delays in doing so;

•	the risk that ICI may never achieve sustained profitability;

•	the risk that ICI will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

•	the risk that ICI experiences difficulties in managing its growth and expanding operations;

•	the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations;

•	the risk that ICI is unable to secure or protect its intellectual property;

•	the possibility that ICI may be adversely affected by other economic, business, and/or competitive factors; and

•	other factors detailed under the section titled “Risk Factors” beginning on page 9 of Amendment No. 2 to the registration statement on Form S-1 filed by SportsMap on December 19, 2023 (the “Registration Statement”) and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by ICI from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on ICI. There can be no assurance that future developments affecting ICI will be those that ICI has anticipated. ICI undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

ICI’s business is described in the Registration Statement in the section titled “Information About ICI” beginning on page 87, which is incorporated herein by reference.

Risk Factors

The risks associated with ICI’s business are described in the Registration Statement in the section titled “Risk Factors” beginning on page 9 and are incorporated herein by reference. A summary of the risks associated with ICI’s business is also included on pages 4-5 of the Registration Statement in the section titled “Summary of the Prospectus—Risk Factors and Risk Factor Summary” and is incorporated herein by reference.

Financial Information

The (i) audited consolidated financial statements of ICI as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021 and (ii) unaudited condensed consolidated financial statements of ICI as of September 30, 2023 and for the periods ended September 30, 2023 and 2022 are included in the Registration Statement beginning on page F-3 of the Registration Statement and are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of SMAP and ICI as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 is set forth in the section of the Registration Statement titled “Unaudited Pro Forma Combined Financial Information” beginning on page 48 and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of ICI for the periods ended September 30, 2023 and 2022 and the years ended December 31, 2022 and 2021 are set forth in the section of the Registration Statement titled “ICI Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 71 and is incorporated herein by reference.

Properties

ICI’s material facilities are described in the Registration Statement in the section titled “Information About ICI—Facilities” on page 99 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s common stock following the consummation of the Business Combination:

•	each person who is known to be the beneficial owner of more than 5% of shares of the Company’s common stock;

•	each of ICI’s current named executive officers and directors; and

•	all current executive officers and directors of ICI as a group.

Beneficial ownership is calculated based on 11,956,823 shares of the Company’s common stock outstanding as of the Closing and determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, ICI believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
Gary Strahan(2)	6,115,939	51.2%
Steve Winch(3)	1,156,081	9.2%
Peter Baird(4)	834,625	6.5%
Jeff Guida(5)	785,828	6.2%
David Gow(6)	996,955	8.1%
Directors and Named Executive Officers
Gary Strahan(2)	6,115,939	51.2%
Steven Winch(3)	1,156,081	9.2%
Peter Baird(4)	834,625	6.5%
David Gow(6)	996,955	8.1%
Reid Ryan	103,796	*
Stuart V. Flavin III	-	-
Petros Kitsos	-	-
Margaret Chu	-	-
All directors and executive officers as a group (9 individuals)	9,224,416	65.0%

* Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 2105 West Cardinal Drive, Beaumont, Texas 77705.

(2)	Includes 100,000 shares of common stock held by the Jill A. Blashek Revocable Trust U/A May 8, 2004, as amended and restated, of which Jill A. Blashek, the wife of Gary Strahan, is trustee.

(3)	Consists of (i) 5,595 shares of common stock held by Mr. Winch, (ii) 547,210 shares of common stock held of record by Villard Capital, LLC, an estate-planning vehicle for Mr. Winch controlled by Mr. Winch and (iii) 603,276 shares of common stock issuable upon the settlement of Participating Company RSU Awards vesting within 60 days of the date of this Report. Does not include 635,649 New ICI Transaction RSU Awards expected to be granted to Mr. Winch following the Closing.

(4)	Consists of (i) 5,608 shares of common stock held by Mr. Baird, (ii) 204,493 shares of common stock issuable upon the exercise of Participating Company Options exercisable within 60 days of the date of this Report and (iii) 624,524 shares of common stock issuable upon the settlement of Participating Company RSU Awards vesting within 60 days of the date of this Report. Does not include 373,630 New ICI Transaction RSU Awards expected to be granted to Mr. Baird following the Closing.

(5)	Consists of (i) 127,463 shares of common stock issuable upon the exercise of Participating Company Options exercisable within 60 days of the date of this Report and (ii) 658,365 shares of common stock issuable upon the settlement of Participating Company RSU Awards vesting within 60 days of the date of this Report. Does not include 373,630 New ICI Transaction RSU Awards expected to be granted to Mr. Guida following the Closing. Mr. Guida is the Chief Innovation Officer of the Company.

(6)	Consists of (i) 472,346 shares of common stock held by Mr. Gow, (ii) 100,000 shares of common stock held by SportsMap, LLC, (iii) 19,609 shares of common stock held by Gow Media, LLC and (iv) 405,000 shares of common stock underlying private placement warrants that will be exercisable within 60 days of this Report. The business address for SportsMap, LLC, Gow Media, LLC and Mr. Gow is 5353 West Alabama, Suite 415 Houston, Texas 77056. Mr. Gow has voting and dispositive power over the shares held directly by, as well as shares underlying the private placement warrants held of record by, SportsMap, LLC and Gow Media, LLC. Mr. Gow disclaims any beneficial ownership of the securities held by SportsMap, LLC and Gow Media, LLC, except to the extent of his pecuniary interest therein.

Directors and Executive Officers

Upon the consummation of the transactions contemplated by the Business Combination Agreement and documents related thereto, and in accordance with the terms of the Business Combination Agreement, each executive officer of SMAP ceased serving in such capacities, and each of Lawson Gow, David Graff, Oliver Luck and Steve Webster ceased serving on SMAP’s board of directors.

David Gow, Reid Ryan, Gary Strahan, Steve Winch, Stuart V Flavin III, Petros Kitsos, and Margaret Chu were elected as directors of the Company by the holders of SportsMap Common Stock at the Special Meeting, effective immediately upon the Closing, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Ms. Chu, Mr. Kitsos, and Mr. Flavin were appointed to serve on the audit committee of ICI’s Board, and each qualifies as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

Mr. Ryan, Ms. Chu and Mr. Kitsos were appointed to serve on the compensation committee of ICI’s Board.

Messrs. Flavin, Kitsos and Ryan were appointed to serve on the nominating and corporate governance committee of ICI’s Board.

Gary Strahan was appointed as ICI’s Chief Executive Officer, Steve Winch was appointed as ICI’s President, Peter Baird was appointed as ICI’s Chief Financial Officer, and Steve Guidry was appointed as ICI’s General Counsel.

ICI’s directors and executive officers after the consummation of the Business Combination are described in the Registration Statement in the section titled “Management of New ICI After the Business Combination” beginning on page 122 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of ICI’s executive officers is described in the Registration Statement in the section titled “Executive and Director Compensation” beginning on page 128 and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related party transactions of ICI are described in the Registration Statement in the section titled “Certain Relationships and Related Party Transactions” beginning on page 132 and are incorporated herein by reference.

Director Independence

Information regarding director independence is described in the Registration Statement in the section titled “Management of New ICI After the Business Combination—Independence of our Board of Directors” beginning on page 125 and is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Registration Statement titled “Information about ICI—Legal Proceedings” beginning on page 99, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of the Company’s common stock and warrants commenced trading on the Nasdaq under the symbols “MSAI” and “MSAIW,” respectively, on December 20, 2023, in lieu of SportsMap Common Stock, warrants and units of SMAP. It is the present intention of the Board to retain all earnings, if any, for use in ICI’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon ICI’s revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of the Board. Further, the ability of ICI to declare dividends may be limited by the terms of financing or other agreements, including the Financing Notes, and other agreements entered into by it or its subsidiaries from time to time.

Information regarding SportsMap Common Stock, warrants and units and related stockholder matters are described in the Proxy Statement in the section titled “Market Prices and Dividends” on page 37 and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by ICI of certain unregistered securities in connection with the Business Combination and the Financing, which is incorporated herein by reference.

Information regarding Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and its use by former shell companies is set forth in the Registration Statement in the section titled “Securities Act Restrictions on Resale of Securities” on page 108 and is incorporated herein by reference.

Description of Registrant’s Securities

The description of ICI’s securities is contained in the Registration Statement in the section titled “Description of New ICI Securities” beginning on page 100 and is incorporated herein by reference. As described below, ICI’s Second Amended and Restated Certificate of Incorporation was approved by SMAP’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of ICI’s directors and officers is set forth in the Registration Statement in the section titled “Description of New ICI Securities—Limitations on Liability and Indemnification of Officers and Directors” on page 104 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

At the Closing, ICI consummated the Business Combination and the Financing. SMAP issued 7,584,144 shares of SportsMap Common Stock as consideration pursuant to the Business Combination Agreement, 681,000 shares of SportsMap Common Stock to certain service providers as compensation for services provided, an aggregate of $6.805 million of Financing Notes, and Financing Warrants to purchase 340,250 shares of the Company’s common stock. The initial aggregate maximum number of shares of the Company’s common stock issuable upon conversion of the Financing Notes and exercise of the Financing Warrants and payable as interest on the Financing Notes is 3,266,400, subject to customary anti-dilution adjustments.

All of the securities referenced in the foregoing paragraph were issued and sold in reliance on Section 4(a)(2) of the Securities Act. All such securities may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Report is incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Transactions are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, ICI, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Dismissal of independent registered public accounting firm.

On December 19, 2023, the Audit Committee of the Board dismissed Marcum LLP (“Marcum”), SMAP’s independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm effective upon consummation of the Closing.

The report of Marcum on SMAP’s, the Company’s legal predecessor, balance sheet as of December 31, 2022 and 2021 and the statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2022 and for the period from May 14, 2021 (inception) through December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding SMAP’s ability to continue as a going concern.

During the period from May 14, 2021 (inception) to December 31, 2022 and subsequent interim period through December 19, 2023, there were no disagreements between the Company and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on SMAP’s financial statements for such period.

During the period from May 14, 2021 (inception) to December 31, 2022 and subsequent interim period through December 19, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Marcum’s letter, dated December 21, 2023, is filed as Exhibit 16.1 to this Report.

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers”, “Executive Compensation”, and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

Employment Agreements

Effective upon the consummation of the Business Combination, the Company entered into an amended and restated employment agreement with Gary Strahan, its Chief Executive Officer, Steve Winch, its President, and Peter Baird, its Chief Financial Officer. The material terms of these employment agreements are described below.

Gary Strahan. Pursuant to his amended employment agreement, Mr. Strahan is entitled to receive a base salary of $240,000 per year and he is eligible to receive an annual bonus payment in the discretion of the Board.

Steve Winch. Pursuant to his amended employment agreement, Mr. Winch is entitled to receive a base salary of $350,000 per year. Under the terms of the agreement, he received a grant of RSUs from Legacy ICI prior to the Closing, and is entitled to receive a grant of 635,649 RSUs from ICI following the Closing.

Peter Baird. Pursuant to his amended employment agreement, Mr. Baird is entitled to receive a base salary of $240,000 per year and is eligible to receive an annual bonus payment in the discretion of the Board. Under the terms of the agreement, he received a grant of RSUs from Legacy ICI prior to the Closing, and is entitled to receive a grant of 373,630 RSUs from ICI following the Closing.

General. Each of the agreements has a one-year term and automatically renews for successive one-year terms unless a notice of non-renewal is provided at least 60 days prior to the end of the then-current term. If Mr. Strahan is removed or chooses to step down from his position as Chief Executive Officer, he will continue to be employed by the Company as an advisor and to receive payment of his base salary for the remainder of the then-current term. The Company can terminate the employment of each of Messrs. Winch and Baird without “cause” (as defined in each agreement) by providing ninety days’ notice or pay in lieu of notice. Each agreement also includes perpetual confidentiality and non-disparagement covenants and non-competition, non-solicitation covenants that apply during employment with the Company and for twelve months following termination of employment.

The foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the employment agreements and the applicable forms of award agreements governing the RSU grants, which are included as Exhibits 10.8, 10.9, 10.10, 10.11 and 10.15 to this Report, respectively, and are incorporated herein by reference.

2020 Equity Incentive Plan

In connection with the consummation of the Business Combination, the Company assumed the Amended and Restated 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc. (the “Prior Plan”) from Legacy ICI and, thereafter, terminated the Prior Plan. Any outstanding awards granted under the Prior Plan will remain outstanding, subject to the terms of the applicable Prior Plan and applicable award agreement.

The information set forth in the section entitled “Executive Compensation—Executive and Director Compensation of Infrared Cameras—Equity Incentive Plan—2020 Equity Incentive Plan” beginning on page 216 of the Proxy Statement is incorporated herein by reference. The foregoing description of the Prior Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the Prior Plan. The Prior Plan is included as Exhibit 10.12 to this Report and is incorporated herein by reference. The form of stock option award agreement under the Prior Plan is included as Exhibit 10.13 to this Report and is incorporated herein by reference.

2023 Equity Incentive Plan

In connection with the consummation of the Business Combination, the Company adopted the Infrared Cameras Holdings, Inc. 2023 Incentive Award Plan (the “Incentive Award Plan”) under which the Company may grant cash and equity incentive awards to its eligible service providers in order to attract, motivate, and retain the talent for which the Company competes. At the Special Meeting, the SMAP stockholders considered and approved the Incentive Award Plan. The Incentive Award Plan became effective immediately upon the Closing.

Employees, consultants, and directors of the Company, and employees and consultants of its subsidiaries, generally are eligible to receive awards under the Incentive Award Plan. The Incentive Award Plan is administered by the Company’s board of directors, which may delegate its duties and responsibilities to one or more committees of the Company’s directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the Incentive Award Plan and applicable laws. The plan administrator has the authority to take all actions and make all determinations under Incentive Award Plan, to interpret the Incentive Award Plan and award agreements, and to adopt, amend, and repeal rules for the administration of the Incentive Award Plan as it deems advisable. The plan administrator also has the authority to determine which eligible participants receive awards, grant awards, and set the terms and conditions of all awards under the Incentive Award Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Incentive Award Plan.

The initial aggregate number of shares of the Company’s common stock available for issuance under the Incentive Award Plan is equal to (a) 3,015,287 shares of common stock and (b) any shares which, as of the effective date of the Incentive Award Plan, are subject to an award outstanding under the Prior Plan (each, a “Prior Plan Award”), and which, on or following the effective date of the Incentive Award Plan, become available for issuance under the Incentive Award Plan as provided in the Incentive Award Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the Incentive Award Plan is 3,015,287. The foregoing share limits under the Incentive Award Plan are, in each case, subject to certain adjustments set forth therein.

A summary of the other material terms of the Incentive Award Plan is set forth in the Proxy Statement in the section titled “Proposal No. 6 —The Equity Incentive Plan Proposal” beginning on page 155 of the Proxy Statement, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the full text of the Incentive Award Plan and applicable forms of award agreements, copies of which are attached hereto as Exhibit 10.14, 10.15, 10.16 and 10.17, respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the SMAP stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement in the sections titled “Proposal No. 2—The Charter Proposal” and “Proposal No.3—The Advisory Governance Proposals” beginning on pages 144 and 149, respectively, of the Proxy Statement.

The Second Amended and Restated Certificate of Incorporation of ICI (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 19, 2023, includes the amendments proposed by the Charter Proposal.

On December 19, 2023, the Board approved and adopted the Amended and Restated Bylaws of ICI (the “Bylaws”), which became effective immediately prior to the completion of the Business Combination.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of ICI’s capital stock are included in the Registration Statement in the section titled “Description of New ICI Securities”, which is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the section titled “Proposal No. 1—The Business Combination Proposal” beginning on page 103, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

As a result of the Business Combination, ICI became the successor issuer to SMAP. Pursuant to Rule 12g-3(a) under the Exchange Act, the Company’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) audited consolidated financial statements of ICI as of and for the years ended December 31, 2022 and 2021 and (ii) unaudited condensed consolidated financial statements of ICI as of September 30, 2023 and for the periods ended September 30, 2023 and 2022 are included in the Registration Statement beginning on page F-3 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of SMAP and ICI as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 are set forth in the section of the Registration Statement titled “Unaudited Pro Forma Combined Financial Information” beginning on page 48 and is incorporated herein by reference.

 (d) Exhibits.

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of December 5, 2022, by and among Infrared Cameras Holdings, Inc., ICH Merger Sub Inc. and SportsMap Tech Acquisition Corp. (incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 6, 2022).
2.1(a)	Amendment No. 1 to Business Combination Agreement, dated June 27, 2023, by and among SportsMap Tech Acquisition Corp, Infrared Cameras Holdings, Inc. and ICH Merger Sub Inc. (incorporated by reference to Exhibit 2.2 of the Registrant’s Current Report on Form 8-K, filed with the SEC on June 28, 2023).
2.1(b)	Amendment No. 2 to Business Combination Agreement, dated September 17, 2023, by and among SportsMap Tech Acquisition Corp, Infrared Cameras Holdings, Inc. and ICH Merger Sub Inc. (incorporated by reference to Exhibit 2.2 of the Registrant’s Current Report on Form 8-K, filed with the SEC on September 19, 2023).
3.1	Second Amended and Restated Certificate of Incorporation of Infrared Cameras Holdings, Inc.
3.2	Amended and Restated Bylaws of Infrared Cameras Holdings, Inc.
4.1	Warrant Agreement, dated as of October 18, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed on October 21, 2021).
10.1	Subscription Agreement, dated December 1, 2023, by and between the Registrant and the parties thereto (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed on December 1, 2023).
10.2	Form of Financing Note (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed on December 1, 2023).
10.3	Form of Financing Warrant (incorporated by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K filed on December 1, 2023).
10.4	Form of Loan Agreement (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K, filed on November 16, 2023).
10.5	Share Transfer Agreement (incorporated by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K filed on May 23, 2023).
10.6	Amended and Restated Registration Rights Agreement, dated as of December 19, 2023, by and among Infrared Cameras Holdings, Inc. and the holders party thereto.
10.7†	Form of Lock-Up Agreement.
10.8+†	Amended and Restated Employment Agreement among Infrared Cameras Holdings, Inc., Infrared Cameras, Inc., and Gary Strahan.
10.9+†	Amended and Restated Employment Agreement among Infrared Cameras Holdings, Inc., Infrared Cameras, Inc., and Steven Winch.
10.10+†	Amended and Restated Employment Agreement among Infrared Cameras Holdings, Inc., Infrared Cameras, Inc., and Peter Baird.
10.11+	Form of Restricted Stock Unit Grant Notice and Award Agreement (Deferred RSUs Non-Plan Award).
10.12+	Amended and Restated 2020 Equity Incentive Plan of Infrared Cameras Holdings, Inc.
10.13+	Form of Stock Option Agreement (2020 Equity Incentive Plan).
10.14+	Infrared Cameras Holdings, Inc. 2023 Incentive Award Plan.
10.15+	Form of Restricted Stock Unit Grant Notice and Award Agreement (Deferred RSUs 2023 Incentive Award Plan).
10.16+	Form of Stock Option Grant Notice and Agreement (2023 Incentive Award Plan).
10.17+	Form of Restricted Stock Unit Grant Notice and Agreement (2023 Incentive Award Plan).
16.1	Letter from Marcum LLP to the Securities and Exchange Commission.
21.1	List of Subsidiaries.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrared Cameras Holdings, Inc.

Date: December 21, 2023	By:	/s/ Peter Baird
	Name:	Peter Baird
	Title:	Chief Financial Officer